                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  August 7, 2003
                       ----------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                               TANGO INCORPROATED
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                                         98-019822
  ----------------------------   ------------------    -----------------
  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)

                  620-1207 11th AVE SW, CALGARY ALBERTA T3C 0M5
           -----------------------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  403-228-6962
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.          OTHER EVENTS

        On August 7, 2003 the Company issued a press release announcing the cancellation of its employee stock option plan.

                                    EXHIBITS

1.1      Press release of the Company dated August 7, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tango Incorporated

By:      /s/ Todd Violette
         ---------------------------
             Todd Violette, Director

By:      /s/ Sameer Hirji
         ---------------------------
             Sameer Hirji, Director

Dated:  August 7, 2003